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                                    UNITED STATES
                          SECURITIES AND EXCHANGE COMMISSION
                               WASHINGTON, D.C.  20549



                                       FORM 8-K
                                    CURRENT REPORT



                          PURSUANT TO SECTION 13 OR 15(d) OF
                              THE SECURITIES ACT OF 1934

         DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED)   DECEMBER 17, 1996




                                  ARDEN REALTY, INC.
                (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)



         MARYLAND                   1-12193                    95-4578533
(State or other jurisdiction      (Commission              (I.R.S. Employer
of incorporation)                  File Number)            Identification No.)



9100 WILSHIRE BOULEVARD, EAST TOWER, SUITE 700                    90212
          BEVERLY HILLS, CALIFORNIA
   (Address of principal executive offices)                   (Zip Code)



Registrant's telephone number, including area code:  (310) 271-8600


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ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS

On December 27, 1996, Arden Realty, Inc. (collectively with its subsidiaries, the "Company") completed a series of transactions to purchase five suburban office properties totaling 1,028,173 rentable square feet from unaffiliated entities.

Center Promenade in Ventura, California contains 174,837 rentable square feet. The purchase price for the property was approximately $11,550,000, which was based on arms length negotiations. The property is presently 83% occupied, at average rents of $14.62 per square foot. Quoted market rental rates are $15.60 per square foot. The property was purchased from CP Properties I.

Los Angeles Corporate Center in Monterey Park, California contains 389,293 rentable square feet. The purchase price for the property was approximately $42,000,000, which was based on arms length negotiations. The property is presently 77% occupied, at average rents of $21.72 per square foot. Quoted market rental rates are $19.80 per square foot. The property was purchased from Metropolitan Life Insurance.

Sumitomo Bank Building in Sherman Oaks, California contains 110,641 rentable square feet. The purchase price for the property was approximately $12,800,000, which was based on arms length negotiations. The property is presently 92% occupied, at average rents of $19.62 per square foot. The quoted market rental rates are $22.20 per square foot. The property was purchased from TCW Realty Fund III.

5200 West Century Boulevard in Los Angeles, California contains 310,910 rentable square feet. The purchase price for the property was approximately $11,400,000, which was based on arms length negotiations. The property is presently 29% occupied, at average rents of $11.89 per square foot. The Company plans to complete capital improvements to the property for approximately $2,000,000. Quoted market rental rates are $15.60 per square foot. The property was purchased from Hapsmith Praxis Partners.

10350 Santa Monica Boulevard in Los Angeles, California contains 42,292 rentable square feet. The purchase price for the property was approximately $4,300,000, which was based on arms length negotiations. The property is presently 88% occupied, at average rents of $16.84 per square foot. Quoted market rental rates are $19.80 per square foot. The property was purchased from John Hancock Mutual Life.

To finance these acquisitions the Company drew $26,000,000 on its existing bridge loan with Lehman Brothers Holdings, Inc. (bringing the outstanding balance on that loan to $104,000,000), and drew $51,000,000 on its revolving line of credit (see Item 5, below). In addition, 55,805 operating partnership units were issued by Arden Realty Limited Partnership in connection with the purchase of 5200 West Century Boulevard.

Inclusive of these purchases, the Company's portfolio consists of 33 suburban office properties comprising 5,443,324 rentable square feet and 16 apartment units.


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ITEM 5.  OTHER EVENTS

On December 17, 1996, Arden Realty, Inc. (the "Company") on behalf of Arden Realty Limited Partnership, entered into a revolving credit agreement with Wells Fargo Bank, as agent for a group of lenders, providing for total borrowings of $150,000,000. A maximum of $75,000,000 may be borrowed on an unsecured basis, with the remainder of the loan to be secured by real property. Borrowings under the secured portion of the line of credit will bear interest at a floating rate of 150 basis points over LIBOR; borrowings under the unsecured portion of the line of credit will bear interest at a floating rate of 175 basis points over LIBOR. The line of credit requires monthly payments of interest and is scheduled to mature on January 1, 1999, subject to a one-year extension if requested by the Company. The line of credit will be used to fund future acquisitions, capital expenditures including tenant improvements and leasing commissions, and for working capital purposes.

The Company is subject to a number of financial and other covenants under the terms of the line of credit. As of January 2, 1997, $75,000,000 was available on an unsecured basis under the line of credit, of which 51,000,000 had been drawn by the Company.

In a separate transaction, the Company entered into an interest rate swap agreement effective January 2, 1997, with a notional amount of $155,000,000, to convert floating rate liabilities to fixed rate liabilities. The agreement fixes the variable (LIBOR) portion of the interest rate on $155,000,000 of the Company's liabilities at 6.61% through March 31, 2004.


ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

(a)  FINANCIAL STATEMENTS OF PROPERTIES ACQUIRED.

It is impracticable to provide the required financial statements at the time of the filing of this report. The required financial statements for the acquired properties will be filed as an amendment to this Form within 60 days.

(b)  PRO FORMA FINANCIAL INFORMATION.

It is impracticable to provide the required pro forma financial information at the time of the filing of this report. The required pro forma financial information will be filed as an amendment to this Form within 60 days.

(c)  EXHIBITS.

10.36* Purchase and Sale Agreement between C. P. Properties I, Inc., a Delaware corporation ("Seller") and Arden Realty Limited
         Partnership, a Maryland Limited partnership  ("Purchaser")

10.37* Sale Agreement by and between Metropolitan Life Insurance Company, a New York Corporation and Arden Realty Limited partnership, a Maryland limited partnership

10.38* Purchase and Sale Agreement and Joint Escrow Instructions by and between Trust Company of the West, a California Corporation, as trustee for TCW Realty Fund III,


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         "Seller," and Arden Realty Limited Partnership, a Maryland limited partnership, "Purchaser"

10.39* Agreement of Purchase and Sale of Tenancy-in-Common Interest between Haptel, Inc., a Delaware corporation, as "Seller", and Fidelity Partners, Inc., a California corporation as "Purchaser" for property at 5200 W. Century Boulevard, Los Angeles, California

10.40* Offer to Purchase Rights under Purchase Agreement for Acquisition of Co-Tenancy Interest in Union Bank Center, located at 5200 West Century Boulevard, Los Angeles, California

10.41* Purchase and Sale Agreement between John Hancock Mutual Life Insurance Company, a Massachusetts corporation, and Arden Realty Limited Partnership, a Maryland limited partnership

10.42 Revolving Credit Agreement Among Arden Realty Limited Partnership, a Maryland Limited Partnership, as Borrower, and Wells Fargo Bank, National Association, Commerzbank AG, Los Angeles Branch, Dresdner Bank AG, New York Branch and Grand Cayman Branch, Fleet National Bank, Keybank National Association, Manufacturers Bank, Union Bank
         of California, N.A., The First National Bank of   Chicago, and PNC
         Bank, NA Together With Those Assignees Becoming Parties Hereto Pursuant to Section 12.20, as Lenders, and Wells Fargo Bank, National Association, as Agent

* To be filed by amendment.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                             ARDEN REALTY, INC.


Date:    January 7, 1997          By:  /s/ Diana M. Laing
                                       ------------------
                                       Diana M. Laing
                                       Chief Financial Officer